UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02.	Results of Operations and Financial Condition.
On February 26, 2009, Federal Signal Corporation (the “Company”) issued a news release announcing its financial results for the quarter ended December 31, 2008. A copy of the Company’s news release dated February 26, 2009, titled “Federal Signal Corporation Announces Fourth Quarter Earnings of $.10 per share from Continuing Operations” is attached hereto as Exhibit 99.1.
On February 26, 2009, the Company issued a news release presenting its strategic plan to deliver consistent and profitable growth. A copy of the Company’s news release dated February 26, 2009, titled “Federal Signal Presents Strategic Plan to Deliver Consistent, Profitable Growth” is attached hereto as Exhibit 99.2.
On February 26, 2009, the Company conducted an earnings call with investors and analysts. William H. Osborne, President and Chief Executive Officer, and William G. Barker, Senior Vice President and Chief Financial Officer reviewed the fourth quarter and full year 2008 operational and financial performance of the Company, discussing the outlook for 2009 and the Company’s broader growth strategies. A copy of the presentation made via webcast dated February 26, 2009, titled “Federal Signal Earnings Release”, is attached hereto as Exhibit 99.3.
Exhibit 99.1, 99.2 and 99.3 contain forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company’s other reports filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.
The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” (including the exhibits hereto) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description

99.1	News Release dated February 26, 2009, titled “Federal Signal Corporation Announces Fourth Quarter Earnings of $.10 per share from Continuing Operations”

99.2	News Release dated February 26, 2009, titled “Federal Signal Presents Strategic Plan to Deliver Consistent, Profitable Growth”

99.3	Presentation dated February 26, 2009, titled “Federal Signal Earnings Release”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: February 26, 2009	By:	/s/ David Janek
David Janek
Vice President & Controller

EXHIBIT INDEX

Number	Description

99.1	News Release dated February 26, 2009, titled “Federal Signal Corporation Announces Fourth Quarter Earnings of $.10 per share from Continuing Operations”

99.2	News Release dated February 26, 2009, titled “Federal Signal Presents Strategic Plan to Deliver Consistent, Profitable Growth”

99.3	Presentation dated February 26, 2009, titled “Federal Signal Earnings Release”